UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-10467

Causeway Capital Management Trust

(Exact name of registrant as specified in charter)

11111 Santa Monica Boulevard, 15th Floor

Los Angeles, CA 90025

(Address of principal executive offices) (Zip code)

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-866-947-7000

Date of fiscal year end: September 30, 2013

Date of reporting period: March 31, 2013

Item 1.	Reports to Stockholders.

LETTER TO SHAREHOLDERS

For the six months ended March 31, 2013, Causeway Emerging Markets Fund’s Institutional Class returned 10.5% and Investor Class returned 10.4%, compared to 4.0% for the MSCI Emerging Markets Index (“EM Index”). Since the Fund’s inception on March 30, 2007, the Fund’s average annual total returns are 6.0% for the Institutional Class and 5.9% for the Investor Class, compared to 4.6% for the EM Index.

Performance Review

The six month period is a tale of two halves, with markets buoyant in the final quarter of 2012, then tepid in the first quarter of 2013. The Fund outperformed the EM Index in both investment climates. During the fourth quarter of 2012, markets extended their rallies from mid-year lows. Every region in the EM Index was in positive territory, with many countries delivering double digit returns. Investors preferred companies with higher financial leverage, volatility, and cyclicality. Yet in the first quarter of 2013, sentiment soured. Concerns about slowing growth in China and sluggish demand from the world’s developed economies weighed on the asset class, and emerging markets had their weakest quarter relative to developed since the market crash of late-2008. Cautious investors preferred companies exhibiting lower financial leverage and volatility, as well as stable earnings and resilience to economic cycles. Over the six-month period, the Far East and Latin America were the top-performing regions, led by the Philippines, Thailand, Indonesia, and Mexico. With the exception of Turkey, countries in eastern Europe were weak, reflecting their sensitivity to flagging economic activity in western Europe. The financials sector, driven by strong performing Asian and Latin American banks, was the top performer, followed by the consumer staples sector. The materials and energy sectors, which comprise nearly 25% of the EM Index, were the biggest drags on broad market performance.

We rank the stocks in our investable universe by a combination of stock-specific factors and country and sector analysis. Over the six month period, investors preferred stocks exhibiting earnings growth upgrades and positive momentum. Stocks with inexpensive valuations outperformed those that appeared overvalued. Equity markets of countries with beneficial macroeconomic conditions, such as low or falling real interest rates and growing industrial production, outperformed those with less attractive profiles. While compelling valuation, technical and earnings characteristics at the stock level led to strong performance, sectors and countries exhibiting these characteristics underperformed.

Strong stock selection drove the Fund’s outperformance over the EM Index. Stock selection was positive in every region, but most effective in emerging Asia. Fund holdings in China and South Korea led the outperformance. Stock selection in Turkey, along with our overweight to the market, also contributed. Weak stock selection in Brazil and the Fund’s underweight to Mexico partially offset outperformance. Fund holdings in the energy and real estate industry groups were the top contributors to outperformance, partially offset by underweights to the banks and food & staples retailing industry groups.

2	Causeway Emerging Markets Fund

Holdings down the market capitalization spectrum featured prominently in the Fund. Because the small-cap stocks in our investable universe tend to be inefficiently priced, our quantitative model assigns them high scores. Over the period, the bottom quartile of stocks measured by market capitalization was responsible for 40% of the Fund’s outperformance versus the EM Index. Most of this excess return was due to stock selection: the Fund’s small-cap holdings returned 20%, while the EM Index small-cap holdings returned 4%. The Fund’s small-cap exposure spans a broad array of industries and countries. As long as these pricing inefficiencies continue, we believe our process will continue to identify small-cap investment opportunities and give our shareholders great breadth of exposure to the emerging markets landscape.

The top individual contributor to performance relative to the EM Index was an underweight to Brazilian oil company, Petroleo Brasileiro. Additional significant contributors included overweights to two Thailand-listed stocks, real estate developer, Sansiri Public Co., and refiner, Bangchak Petroelum, and overweights to two Turkey-listed stocks, Turk Hava Yollari (Turkish Airlines) and refiner, Turkiye Petrol Rafinerileri. The top relative detractors were overweights to gas giant, Gazprom OAO (Russia), two Brazilian power utilities, Eletropaulo Metropolitana Eletricidade de Sao Paulo and Centrais Eletricas Brasileiras, and fixed-line and internet service provider, Telekom Malaysia (Malaysia), as well as an underweight to financial services firm, Banco Bradesco (Brazil).

Significant Portfolio Changes

The Fund’s active exposure to several industries and countries changed during the period as a result of our quantitative security selection process. We increased active weightings (i.e., compared to EM Index weightings) in the information technology and energy sectors, and reduced active exposure in the telecommunication services and financials sectors. The largest changes in the Fund’s active country weightings were increased exposure to India and Turkey. Although we remain underweight China, we narrowed our underweight relative to the EM Index. We decreased our exposure to Malaysia and South Africa and now hold below-benchmark weight exposures as of the close of the period. Significant net purchases over the period included Taiwan Semiconductor Manufacturing Co (Taiwan), diversified miner, Vale (Brazil), and beer and soft-drink producer, Cia De Bebidas Das Americas (Brazil). The largest sales during the period included tobacco and ginseng manufacturer, KT&G Corp (South Korea), industrial conglomerate, Sime Darby (Malaysia), and generic-medicine maker, Aspen Pharmacare Holdings (South Africa).

Investment Outlook

We believe diversified exposure across industries will benefit the EM Fund, particularly if export demand from developed economies weakens. The Fund accesses local indigenous growth through a broad range of holdings. Some of the EM Fund’s largest overweights currently are to industry groups less-reliant on developed world demand, such as utilities, pharmaceuticals, and real estate. Our earnings growth factor

Causeway Emerging Markets Fund	3

helps identify companies sensitive to slowing growth versus those with more resilient earnings. For example, sell-side analysts have downgraded earnings expectations for materials companies. This analysis, combined with the negative price momentum of materials stocks, led to the Fund’s underweight to the sector. Sell-side analysts forecast improved earnings for stocks in the healthcare and information technology sectors. These earnings upgrades helped these stocks score favorably in our investment process, resulting in sector overweights.

From a regional perspective, the Fund is overweight emerging Asia and the Emerging Middle East and Africa (EMEA) region versus the EM Index. In Asia, we have found attractive investment opportunities in India, Thailand, and South Korea. In EMEA, the Fund is overweight Turkey and Poland. The Fund also invests in certain frontier markets that the EM Index excludes, including Qatar and United Arab Emirates. The Fund continues to be underweight the Latin American region, because of weak economic activity, trade deficits, and unappealing valuations. The most pronounced underweights versus the EM Index are to Brazil and Mexico.

We use dynamic risk posturing in the Fund. Because emerging markets tend to be a “risk-on” asset class, over the long-term investors benefit from embedding risk in their portfolios. However, low-risk stocks are occasionally inexpensive or fairly valued, and investors can profit from a low-risk bias. For the Fund, we assess each stock’s historical relative valuation of low-risk versus high-risk across several dimensions: volatility, cyclicality, earnings uncertainty, financial leverage, bankruptcy risk, and beta (EM Index sensitivity). Based on our findings, we may adjust the constraints in the portfolio construction process to allow a more aggressive or defensive posture. Currently, our research analysis points to a modest risk-on bias.

Much of the influx of capital into emerging markets has been deployed into top-down macroeconomic strategies. These inflows have led to sweeping sector and country-level rotations and indiscriminate segment-level buying. Under these conditions, our ability to combine bottom-up stock selection with top-down allocation decisions is paramount, because it allows us to uncover stocks with attractive valuations and promising growth opportunities overlooked by many investors. We believe that our multi-factor investment approach to emerging markets will continue to give shareholders comprehensive access to growth and value opportunities across regions and industries, and that this should continue to benefit the Fund over the long term.

4	Causeway Emerging Markets Fund

We thank you for your continued confidence in Causeway Emerging Markets Fund, and look forward to serving you in the future.

Arjun Jayaraman	MacDuff Kuhnert
Portfolio Manager	Portfolio Manager

The above commentary expresses the portfolio managers’ views as of the date shown and should not be relied upon by the reader as research or investment advice. These views and the portfolio holdings are subject to change. There is no guarantee that any forecasts made will come to pass.

As of 3/31/13, average annual total returns for the Institutional Class were 8.82% (one year), 3.23% (five year), and 5.97% (since inception), and for the Investor Class were 8.63% (one year), 3.08% (five year), and 5.87% (since inception). Inception was 3/30/07.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth less than their original cost and current performance may be lower than the performance quoted. Returns greater than one year are average annual total returns. Total returns assume reinvestment of dividends and capital gains distributions at net asset value when paid. All information is as of the date shown. Investment performance reflects contractual fee waivers and reimbursements in effect. In the absence of such fee waivers and reimbursements, total return would be reduced. Contractual fee waivers and reimbursements are in effect until 1/31/14. The expense ratios, as disclosed in the Fund’s prospectus dated January 28, 2013, for Investor Class shares is 1.63% and 1.55% after fee waivers and reimbursements. The expense ratios, as disclosed in the Fund’s prospectus dated January 28, 2013, for Institutional Class shares are 1.43% and 1.35% after fee waivers and reimbursements.

The Fund offers two classes of shares. Investor Class shares charge a shareholder service fee of up to 0.25% per annum of average daily net assets. Institutional Class shares charge no shareholder service fee. For more information, please see the prospectus.

There is no guarantee that the Causeway Funds will meet their stated objectives. The Funds are available to U.S. investors only. There is a 2% redemption fee on shares held less than 60 days to protect shareholders from short-term investors. If your account incurred a redemption fee, your performance will be lower than the performance quoted. If you invest through a financial intermediary, it may apply the Fund’s redemption fee or other frequent trading restrictions.

Index returns are for illustration only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index.

Investing involves risk including loss of principal. In addition to general risks associated with investing, international investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume. Diversification does not prevent all investment losses.

To determine if the Fund is an appropriate investment for you, carefully consider the Fund’s investment objectives, risk factors, charges and expenses before investing. This and other information can be found in the Fund’s prospectus, which may be obtained by calling 1-866-947-7000 or viewed and downloaded at www.causewayfunds.com. Read it carefully before investing.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

Causeway Emerging Markets Fund	5

SCHEDULE OF INVESTMENTS (000)*

March 31, 2013 (Unaudited)

Causeway Emerging Markets Fund	Number of Shares	Value
COMMON STOCK
Brazil — 5.5%
Banco do Brasil SA	248,200	$3,363
Cia de Saneamento Basico do Estado de Sao Paulo ADR	49,600	2,367
Cia de Saneamento de Minas Gerais	27,100	657
Cosan SA Industria e Comercio	47,200	1,055
Even Construtora e Incorporadora SA	203,100	972
M Dias Branco SA	16,800	669
Petroleo Brasileiro SPON SA, Class A ADR	46,000	835

		9,918

Chile — 0.7%
Aguas Andinas SA, Class A	604,481	487
ENTEL Chile SA	38,125	807

		1,294

China — 15.8%
Agricultural Bank of China Ltd., Class H	2,378,000	1,140
Bank of China Ltd., Class H	7,707,000	3,574
China Construction Bank Corp., Class H	3,055,000	2,495
China Lumena New Materials Corp.	5,064,000	1,089
China Minzhong Food Corp. Ltd.[1]	1,195,000	1,156
China Mobile Ltd. ADR	20,100	1,068
China Petroleum & Chemical Corp. ADR	31,600	3,695
China Railway Construction Corp. Ltd., Class H	1,310,500	1,243
China Railway Group Ltd., Class H	1,860,000	946
China Yuchai International Ltd.	37,400	598
Datang International Power Generation Co. Ltd., Class H	1,646,000	727
FerroChina Ltd.[1,2,3]	258,000	—
Giant Interactive Group Inc. ADR	62,900	409
Guangzhou R&F Properties Co. Ltd., Class H	629,600	1,056
Huaneng Power International Inc., Class H	1,620,000	1,728
Industrial & Commercial Bank of China, Class H	1,245,000	872
KWG Property Holding Ltd.	835,000	523

The accompanying notes are an integral part of the financial statements.

6	Causeway Emerging Markets Fund

SCHEDULE OF INVESTMENTS (000)* (continued)

March 31, 2013 (Unaudited)

Causeway Emerging Markets Fund	Number of Shares	Value
China — (continued)
Lenovo Group Ltd.	1,968,000	$1,955
PetroChina Co. Ltd. ADR	7,400	975
Shenzhen Investment Ltd.	1,550,000	621
Shimao Property Holdings Ltd.	468,000	898
Shougang Fushan Resources Group Ltd.	948,000	423
Skyworth Digital Holdings Ltd.	1,196,000	803
Tianneng Power International Ltd.	1,104,000	738

		28,732

India — 8.9%
Allahabad Bank	147,612	343
Cairn India Ltd.	269,143	1,349
Cipla Ltd.	110,475	772
Dena Bank	289,988	478
Dr Reddy’s Laboratories Ltd.	34,366	1,117
HCL Technologies Ltd.	120,200	1,758
Indiabulls Financial Services Ltd.[3]	199,310	975
MRF Ltd.	1,748	385
Oil & Natural Gas Corp. Ltd.	277,824	1,592
Power Finance Corp. Ltd.	224,887	748
Rural Electrification Corp. Ltd.	181,300	695
Sterlite Industries India Ltd.	555,000	957
Sun Pharmaceutical Industries Ltd.	96,156	1,449
Tata Global Beverages Ltd.	189,386	445
Tata Motors Ltd.	622,118	3,081

		16,144

Indonesia — 1.1%
Indofood Sukses Makmur Tbk PT	987,000	757
Kalbe Farma	5,610,000	716
Surya Semesta Internusa	3,180,000	530

		2,003

The accompanying notes are an integral part of the financial statements.

Causeway Emerging Markets Fund	7

SCHEDULE OF INVESTMENTS (000)* (continued)

March 31, 2013 (Unaudited)

Causeway Emerging Markets Fund	Number of Shares	Value
Kazakhstan — 0.4%
KazMunaiGas Exploration Production JSC GDR	34,335	$652

Malaysia — 1.9%
Telekom Malaysia Bhd	229,900	400
Tenaga Nasional Bhd	697,500	1,622
UMW Holdings Bhd	340,300	1,473

		3,495

Mexico — 3.5%
Alfa SAB de CV, Class A	470,800	1,150
Fomento Economico Mexicano SAB de CV ADR	29,000	3,291
Grupo Mexico SAB de CV, Class B	477,800	1,930

		6,371

Philippines — 0.4%
Megaworld Corp.	7,510,000	716

Poland — 2.8%
KGHM Polska Miedz SA	14,769	716
PGE SA	174,700	898
Polski Koncern Naftowy Orlen SA1	76,183	1,202
Powszechny Zaklad Ubezpieczen SA	14,340	1,779
Tauron Polska Energia SA	349,362	459

		5,054

Qatar — 0.5%
Commercial Bank of Qatar QSC	13,049	236
Industries Qatar QSC	15,205	672

		908

Russia — 5.8%
Gazprom OAO	478,847	4,094
LUKOIL OAO ADR	68,473	4,410

The accompanying notes are an integral part of the financial statements.

8	Causeway Emerging Markets Fund

SCHEDULE OF INVESTMENTS (000)* (continued)

March 31, 2013 (Unaudited)

Causeway Emerging Markets Fund	Number of Shares	Value
Russia — (continued)
MegaFon OAO GDR[1]	48,897	$1,516
Tatneft ADR	15,201	601

		10,621

South Africa — 6.1%
Aspen Pharmacare Holdings Ltd.	15,850	329
Aveng Ltd.	196,114	688
AVI Ltd.	87,000	508
FirstRand Ltd.	774,879	2,714
Imperial Holdings Ltd.	70,960	1,622
Liberty Holdings Ltd.	49,347	644
MMI Holdings Ltd.	280,832	709
Redefine Properties Ltd.	495,116	533
Sanlam Ltd.	379,606	1,948
Vodacom Group Ltd.	124,157	1,484

		11,179

South Korea — 15.8%
Able C&C Co. Ltd.	5,974	466
CJ Corp.	9,769	1,273
Daesang Corp.	30,560	1,007
Daishin Securities Co. Ltd.	59,660	521
Hana Financial Group Inc.	43,160	1,521
Hyundai Marine & Fire Insurance Co. Ltd.	29,420	842
Korea Electric Power Corp. ADR	111,570	1,516
Korea Exchange Bank	94,900	629
Korea Gas Corp.	11,648	731
KT Corp. ADR	147,700	2,320
LG Display Co. Ltd. ADR	106,900	1,560
Meritz Fire & Marine Insurance Co. Ltd.	25,797	282
Partron Co. Ltd.	39,214	904
Samsung Electronics Co. Ltd.	6,265	8,503
SK Holdings Co. Ltd.	14,919	2,259

The accompanying notes are an integral part of the financial statements.

Causeway Emerging Markets Fund	9

SCHEDULE OF INVESTMENTS (000)* (continued)

March 31, 2013 (Unaudited)

Causeway Emerging Markets Fund	Number of Shares	Value
South Korea — (continued)
SK Telecom Co. Ltd. ADR	130,900	$2,339
Woori Finance Holdings Co. Ltd.	184,500	2,073

		28,746

Taiwan — 10.8%
Asustek Computer Inc.	258,300	3,071
Chailease Holding Co. Ltd.	176,000	488
Cheng Shin Rubber Industry Co. Ltd.	227,500	647
Chicony Electronics Co. Ltd.	260,055	690
Chipbond Technology Corp.	446,000	1,010
Chong Hong Construction Co.	329,000	1,084
Compal Electronics Inc.	1,030,316	725
Coretronic Corp.	753,000	560
CTCI Corp.	201,000	387
HON HAI Precision Industry Co. Ltd.	627,000	1,734
Lite-On Technology Corp.	640,193	1,038
Merida Industry Co. Ltd.	166,150	1,000
Radiant Opto-Electronics Corp.	123,240	486
Sercomm Corp.	254,000	366
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	311,100	5,348
Wistron Corp.	991,169	1,084

		19,718

Thailand — 4.9%
Advanced Info Service	171,800	1,385
Bangchak Petroleum	1,293,300	1,590
Bangkok Dusit Medical Services	252,400	1,409
PTT	94,600	1,046
Sansiri	9,848,300	1,601
Thanachart Capital	1,243,200	1,900

		8,931

The accompanying notes are an integral part of the financial statements.

10	Causeway Emerging Markets Fund

SCHEDULE OF INVESTMENTS (000)* (continued)

March 31, 2013 (Unaudited)

Causeway Emerging Markets Fund	Number of Shares	Value
Turkey — 4.5%
Ford Otomotiv Sanayi AS	47,388	$681
Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS, Class D	952,430	853
Koza Anadolu Metal Madencilik Isletmeleri AS1	130,000	372
Park Elektrik Uretim Madencilik Sanayi ve Ticaret AS	120,566	471
Tupras Turkiye Petrol Rafinerileri AS	74,012	2,229
Turk Hava Yollari	569,311	2,329
Turk Traktor ve Ziraat Makineleri AS	37,169	1,222

		8,157

United Arab Emirates — 0.4%
Emaar Properties PJSC	484,963	688

Total Common Stock
(Cost $141,970) — 89.8%		163,327

PREFERENCE STOCK
Brazil — 4.9%
Cia de Bebidas das Americas ADR	67,600	2,862
Cia Energetica de Minas Gerais	68,900	808
Eletropaulo Metropolitana Eletricidade de Sao Paulo SA, Class B	85,829	423
Metalurgica Gerdau SA, Class A	54,300	520
Vale SA, Class B ADR	259,600	4,291

		8,904

Total Preference Stock
(Cost $10,972) — 4.9%		8,904

EXCHANGE TRADED FUND
Vanguard FTSE Emerging Markets Fund	128,500	5,511

Total Exchange Traded Fund
(Cost $5,460) — 3.0%		5,511

The accompanying notes are an integral part of the financial statements.

Causeway Emerging Markets Fund	11

SCHEDULE OF INVESTMENTS (000)* (concluded)

March 31, 2013 (Unaudited)

Causeway Emerging Markets Fund	Number of Shares	Value
SHORT-TERM INVESTMENT
Dreyfus Cash Management, Institutional Class, 0.050%**	3,418,052	$3,418

Total Short-Term Investment
(Cost $ 3,418) — 1.9%		3,418

Total Investments — 99.6%
(Cost $ 161,820)		181,160

Other Assets in Excess of Liabilities — 0.4%		675

Net Assets — 100.0%		$181,835

*	Except for share data.
**	The rate reported is the 7-day effective yield as of March 31, 2013.
1	Non-income producing security.
2	Security is fair valued at zero due to company’s insolvency.
3	Securities considered illiquid. The total market value of such securities as of March 31, 2013 was $975 and represented 0.5% of net assets.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt

Amount designated as “—” is $0.

The accompanying notes are an integral part of the financial statements.

12	Causeway Emerging Markets Fund

SECTOR DIVERSIFICATION

As of March 31, 2013, the sector diversification was as follows (Unaudited):

Causeway Emerging Markets Fund	Common Stock	Preference Stock	% of Net Assets

Financials	21.3%	0.0%	21.3%

Information Technology	17.2	0.0	17.2

Energy	13.9	0.0	13.9

Industrials	7.3	0.0	7.3

Utilities	6.1	0.7	6.8

Materials	3.7	2.6	6.3

Consumer Discretionary	6.3	0.0	6.3

Telecommunication Services	6.2	0.0	6.2

Consumer Staples	4.6	1.6	6.2

Health Care	3.2	0.0	3.2

Total	89.8	4.9	94.7
Exchange Traded Fund			3.0

Short-Term Investment			1.9

Other Assets in Excess of Liabilities			0.4

Net Assets			100.0%

The accompanying notes are an integral part of the financial statements.

Causeway Emerging Markets Fund	13

STATEMENT OF ASSETS AND LIABILITIES (000) *

(Unaudited)

CAUSEWAY EMERGING MARKETS FUND

3/31/13
ASSETS:
Investments at Value (Cost $161,820)	$181,160
Receivable for Investment Securities Sold	1,302
Receivable for Fund Shares Sold	1,033
Receivable for Dividends	487
Foreign Currency (Cost $139)	140
Prepaid Expenses	28

Total Assets	184,150

LIABILITIES:
Payable for Investment Securities Purchased	1,448
Accrued Foreign Capital Gains Tax on Appreciated Securities	594
Payable Due to Adviser	152
Payable for Fund Shares Redeemed	47
Payable for Trustees’ Fees	9
Payable due to Administrator	8
Other Accrued Expenses	57

Total Liabilities	2,315

Net Assets	$181,835

NET ASSETS:
Paid-in-Capital (unlimited authorization — no par value)	$174,182
Distributions in Excess of Net Investment Income	(163)
Accumulated Net Realized Loss on Investments and Foreign Currency Transactions	(10,929)
Net Unrealized Appreciation on Investments	19,340
Accrued Foreign Capital Gains Tax on Appreciated Securities	(594)
Net Unrealized Depreciation on Foreign Currencies and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	(1)

Net Assets	$181,835

Net Asset Value Per Share (based on net assets of $139,445,452 ÷ 11,540,153 shares) — Institutional Class	$12.08

Net Asset Value Per Share (based on net assets of $42,389,891 ÷ 3,483,184 shares) —Investor Class	$12.17

*	Except for Net Asset Value data.

The accompanying notes are an integral part of the financial statements.

14	Causeway Emerging Markets Fund

STATEMENT OF OPERATIONS (000)

(Unaudited)

CAUSEWAY EMERGING MARKETS FUND

10/01/12 to 3/31/13
INVESTMENT INCOME:
Dividend Income (net of foreign taxes withheld of $111)	$1,446

Total Investment Income	1,446

EXPENSES:
Investment Advisory Fees	791
Custodian Fees	70
Shareholder Service Fees — Investor Class	45
Administration Fees	42
Transfer Agent Fees	35
Professional Fees	33
Registration Fees	15
Printing Fees	13
Trustees’ Fees	10
Pricing Fees	8
Other Fees	11

Total Expenses	1,073

Net Investment Income	373

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net Realized Gain from Security Transactions	2,817
Net Realized Loss from Foreign Currency Transactions	(54)
Net Change in Unrealized Appreciation on Investments	11,746
Net Change in Accrued Foreign Capital Gains Tax on Depreciated Securities	(141)
Net Change in Unrealized Depreciation on Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currency	(9)

Net Realized and Unrealized Gain on Investments and Foreign Currency Transactions	14,359

Net Increase in Net Assets Resulting from Operations	$14,732

The accompanying notes are an integral part of the financial statements.

Causeway Emerging Markets Fund	15

STATEMENT OF CHANGES IN NET ASSETS (000)

	CAUSEWAY EMERGING MARKETS FUND

	10/1/12 to 3/31/13 (Unaudited)	10/1/11 to 9/30/12 (Audited)
OPERATIONS:
Net Investment Income	$373	$3,303
Net Realized Gain (Loss) from Security Transactions	2,817	(4,107)
Net Realized Loss from Foreign Currency Transactions	(54)	(377)
Net Change in Unrealized Appreciation on Investments	11,746	21,592
Net Change in Accrued Foreign Capital Gains Tax on Appreciated Securities	(141)	(378)
Net Change in Unrealized Appreciation (Depreciation) on Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currency	(9)	10

Net Increase in Net Assets Resulting From Operations	14,732	20,043

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from Net Investment Income:
Institutional Class	(2,778)	(873)
Investor Class	(755)	(226)

Total Dividends from Net Investment Income	(3,533)	(1,099)
Net Increase in Net Assets Derived from Capital Share Transactions(1)	33,227	37,684
Redemption Fees(2)	1	5

Total Increase in Net Assets	44,427	56,633

NET ASSETS:
Beginning of Period	137,408	80,775

End of Period	$181,835	$137,408

Undistributed (Distributions in Excess of) Net Investment Income	$(163)	$2,997

(1)	See Note 7 in the Notes to Financial Statements.
(2)	See Note 2 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

16	Causeway Emerging Markets Fund

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FINANCIAL HIGHLIGHTS

For the six months ended March 31, 2013 (Unaudited) and the years ended September 30,

For a Share Outstanding Throughout the Periods

	Net Asset Value, Beginning of Period ($)	Net Investment Income ($)	Net Realized and Unrealized Gain (Loss) on Investments ($)	Total from Operations ($)	Dividends from Net Investment Income ($)	Distributions from Capital Gains ($)	Total Dividends and Distributions ($)	Redemption Fees ($)
CAUSEWAY EMERGING MARKETS FUND†
Institutional
2013(1)	11.19	0.03	1.14	1.17	(0.28)	—	(0.28)	—
2012	9.39	0.28	1.62	1.90	(0.10)	—	(0.10)	—
2011	11.07	0.26	(1.68)	(1.42)	(0.26)	—	(0.26)	—
2010	9.15	0.16	2.05	2.21	(0.29)	—	(0.29)	—
2009	7.96	0.16	1.18	1.34	(0.15)	—	(0.15)	—
2008	13.26	0.31	(5.00)	(4.69)	(0.21)	(0.40)	(0.61)	—
Investor
2013(1)	11.26	0.02	1.14	1.16	(0.25)	—	(0.25)	—
2012	9.45	0.26	1.63	1.89	(0.08)	—	(0.08)	—
2011	11.14	0.30	(1.75)	(1.45)	(0.25)	—	(0.25)	0.01
2010	9.21	0.18	2.03	2.21	(0.28)	—	(0.28)	—
2009	7.97	0.17	1.19	1.36	(0.12)	—	(0.12)	—
2008	13.29	0.22	(4.94)	(4.72)	(0.20)	(0.40)	(0.60)	—

†	Per share amounts calculated using average shares method.
(1)	All ratios for periods less than one year are annualized. Total returns and portfolio turnover rate are for the period indicated and have not been annualized.

Amounts designated as “—” are $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

18	Causeway Emerging Markets Fund

Net Asset Value, End of Period ($)	Total Return (%)	Net Assets, End of Period ($000)	Ratio of Expenses to Average Net Assets (%)	Ratio of Expenses to Average Net Assets (Excluding Waivers) (%)	Ratio of Net Investment Income to Average Net Assets (%)	Portfolio Turnover Rate (%)

12.08	10.47	139,445	1.30	1.30	0.53	36
11.19	20.36	102,810	1.35	1.43	2.61	74
9.39	(13.33)	53,748	1.35	1.59	2.25	95
11.07	24.49	21,600	1.35	1.96	1.75	83
9.15	18.25	26,754	1.35	1.88	2.46	92
7.96	(37.10)	28,851	1.35	1.56	2.69	100

12.17	10.36	42,390	1.54	1.54	0.29	36
11.26	20.10	34,598	1.55	1.63	2.46	74
9.45	(13.41)	27,027	1.55	1.78	2.52	95
11.14	25.49	8,750	1.46	2.11	1.96	83
9.21	18.15	4,038	1.45	1.98	2.61	92
7.97	(37.22)	3,325	1.60	1.82	1.79	100

The accompanying notes are an integral part of the financial statements.

Causeway Emerging Markets Fund	19

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1.	Organization

Causeway Emerging Markets Fund (the “Fund”) is a series of Causeway Capital Management Trust (the “Trust”). The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and is a Delaware statutory trust that was established on August 10, 2001. The Fund began operations on March 30, 2007. The Fund is authorized to offer two classes of shares, the Institutional Class and the Investor Class. The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of the Fund. The Fund is diversified. The Fund’s prospectus provides a description of the Fund’s investment objectives, policies and strategies. The Trust has four additional series, the financial statements of which are presented separately.

2.	Significant Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund.

Use of Estimates in the Preparation of Financial Statements – The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amount of net assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation – Except as described below, securities listed on a securities exchange (except the NASDAQ Stock Market (“NASDAQ”)) or Over-the-Counter (“OTC”) for which market quotations are available) are valued at the last reported sale price as of the close of regular trading on each business day, or, if there is no such reported sale, at the last reported bid price for long positions. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Securities listed on multiple exchanges or OTC markets are valued on the exchange or OTC market considered by the Fund to be the primary market. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Fund are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent pricing agent, the Fund seeks to obtain a bid price from at least one independent broker. Investments in the Dreyfus Cash Management money market fund are valued daily at the net asset value per share.

Securities for which market prices are not “readily available” are valued in accordance with fair value pricing procedures approved by the Fund’s Board of Trustees (the “Board”). The Fund’s fair value pricing procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value pricing procedures include: the security’s trading has been halted or suspended; the security has been delisted from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When the Committee values a security in accordance with the fair value pricing procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

20	Causeway Emerging Markets Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

The Fund uses a third party vendor to fair value certain non-U.S. securities if there is a movement in the U.S. market that exceeds thresholds established by the Committee. The vendor provides fair values for foreign securities based on factors and methodologies involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The guidance establishes three levels of fair value hierarchy as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•	Level 2 — Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value.

Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement. The table below sets forth information about the level within the fair value hierarchy at which the Fund’s investments are measured at March 31, 2013:

Investments in Securities	Level 1 (000)	Level 2† (000)	Level 3†† (000)	Total (000)
Common Stock
Brazil	$9,918	$—	$—	$9,918
Chile	1,294	—	—	1,294
China	28,732	—	—	28,732
India	15,169	—	975	16,144
Indonesia	2,003	—	—	2,003
Kazakhstan	652	—	—	652
Malaysia	3,495	—	—	3,495
Mexico	6,371	—	—	6,371
Philippines	—	716	—	716
Poland	5,054	—	—	5,054
Qatar	908	—	—	908
Russia	10,621	—	—	10,621
South Africa	11,179	—	—	11,179
South Korea	28,746	—	—	28,746
Taiwan	19,718	—	—	19,718
Thailand	—	8,931	—	8,931
Turkey	8,157	—	—	8,157
United Arab Emirates	688	—	—	688

Total Common Stock	$152,705	$9,647	$975	$163,327

Preference Stock
Brazil	$8,904	$—	$—	$8,904

Exchange Traded Fund
United States	$5,511	$—	$—	$5,511

Short-Term Investment
United States	$3,418	$—	$—	$3,418

Total Investments in Securities	$170,538	$9,647	$975	$181,160

†	Represents securities trading outside the United States, the values of which were adjusted in the Philippines as a result of significant market movements following the close of local trading, and in Thailand due to “foreign line” securities using “local line” prices.

Causeway Emerging Markets Fund	21

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

††	A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments in at the beginning and/or end of the period in relation to net assets.

Please refer to the Schedule of Investments for additional information regarding the composition of the amounts listed above.

As of and for the six-months ended March 31, 2013 the fair value of Level 3 assets was $974,893.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the reporting period. Changes in the classification between Levels 1 and 2 occur primarily when foreign equity securities are fair valued using other observable market-based inputs in place of closing exchange prices due to events occurring after foreign market closures.

For the six-months ended March 31, 2013, there were no significant changes to the Fund’s fair value methodologies.

Federal Income Taxes – It is the Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the six-months ended March 31, 2013, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period the Fund did not incur any significant interest or penalties.

Security Transactions and Related Income – Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized using the accrual basis of accounting. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold.

Foreign Currency Translation – The books and records of the Fund are maintained in U.S. dollars on the following basis:

(1)	the market value or fair value of investment securities, assets and liabilities is converted at the current rate of exchange; and

(2)	purchases and sales of investment securities, income and expenses are converted at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

22	Causeway Emerging Markets Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

Foreign Currency Exchange Contracts – When the Fund purchases or sells foreign securities, it may enter into foreign currency exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transaction. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract’s terms.

Expense/Classes – Expenses that are directly related to one Fund of the Trust are charged directly to that Fund. Other operating expenses of the Trust are prorated to the Fund and the other series of the Trust on the basis of relative daily net assets. Class specific expenses are borne by that class of shares. Income, realized and unrealized gains/losses and non-class specific expenses are allocated to the respective classes on the basis of relative daily net assets.

Dividends and Distributions – Dividends from net investment income, if any, are declared and paid on an annual basis. Any net realized capital gains on sales of securities are distributed to shareholders at least annually.

Redemption Fee – The Fund imposes a redemption fee of 2% on the value of capital shares redeemed by shareholders less than 60 days after purchase. The redemption fee also applies to exchanges from the Fund. The redemption fee is paid to the Fund. The redemption fee does not apply to shares purchased through reinvested distributions or shares redeemed through designated systematic withdrawal plans. The redemption fee does not normally apply to accounts designated as omnibus accounts with the transfer agent. These are arrangements through financial intermediaries where the purchase and sale orders of a number of persons are aggregated before being communicated to the Fund. However, the Fund may seek agreements with these intermediaries to impose the Fund’s redemption fee or a different redemption fee on their customers if feasible, or to impose other appropriate restrictions on excessive short-term trading. The officers of the Fund may waive the redemption fee for shareholders in asset allocation and similar investment programs reasonably believed not to be engaged in short-term market timing, including for holders of shares purchased by Causeway Capital Management LLC (the “Adviser”) for its clients to rebalance their portfolios. The Fund’s redemption fee also does not apply to shares redeemed by Causeway International Opportunities Fund, which is an affiliated fund-of-funds that invests in the Fund. For the six-months ended March 31, 2013, the Fund retained $1,392 in redemption fees.

3.	Investment Advisory, Administration, Shareholder Service and Distribution Agreements

The Trust, on behalf of the Fund, has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser. Under the Advisory Agreement, the Adviser is entitled to a monthly fee equal to an annual rate of 1.00% of the Fund’s average daily net assets. The Adviser contractually agreed through January 31, 2014 to waive its fee and, to the extent necessary, reimburse the Fund to keep total annual fund operating expenses (excluding brokerage fees and commissions, interest, taxes, shareholder service fees, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) from exceeding 1.35% of Institutional Class and Investor Class average daily net assets. No waivers or reimbursements were required for the six-months ended March 31, 2013.

The Trust and SEI Investments Global Funds Services (the “Administrator”) have entered into an Admin-

Causeway Emerging Markets Fund	23

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

istration Agreement. Under the terms of the Administration Agreement, the Administrator is entitled to an annual fee which is calculated daily and paid monthly based on the aggregate average daily net assets of the Trust as follows: 0.06% up to $1 billion; 0.05% of the assets exceeding $1 billion up to $2 billion; 0.04% of the assets exceeding $2 billion up to $3 billion; 0.03% of the assets exceeding $3 billion up to $4 billion; and 0.02% of the assets exceeding $4 billion. The Fund is subject to a minimum annual fee of $30,000. If the Fund has three or more share classes, it is subject to an additional minimum fee of $20,000 per additional share class (over two).

The Trust has adopted a Shareholder Service Plan and Agreement for Investor Class shares that allows the Trust to pay broker-dealers and other financial intermediaries a fee of up to 0.25% per annum of average daily net assets for services provided to Investor Class shareholders. For the six-months ended March 31, 2013, the Investor Class paid 0.24% of average daily net assets under this plan.

The Trust and SEI Investments Distribution Co. (the “Distributor”) have entered into a Distribution Agreement. The Distributor receives no fees from the Fund for its distribution services under this agreement.

The officers of the Trust are also officers or employees of the Administrator or Adviser. They receive no fees for serving as officers of the Trust.

4.	Investment Transactions

The cost of security purchases and the proceeds from the sale of securities, other than short-term investments, during the six months ended March 31, 2013, for the Fund were as follows:

Purchases (000)	Sales (000)
$83,679	$57,370

5.	Risks of Foreign Investing

Because the Fund invests most of its assets in foreign securities, the Fund is subject to further risks. For example, the value of the Fund’s securities may be affected by social, political and economic developments and U.S. and foreign laws relating to foreign investment. Furthermore, because the Fund invests in securities denominated in foreign currencies, the Fund’s securities may go down in value depending on foreign exchange rates. Other risks include trading, settlement, custodial, and other operational risks; withholding or other taxes; and the less stringent investor protection and disclosure standards of some foreign markets.

All of these factors can make foreign securities less liquid, more volatile and harder to value than U.S. securities. These risks are higher for emerging markets investments.

6.	Federal Tax Information

The Fund is classified as a separate taxable entity for Federal income tax purposes. The Fund intends to continue to qualify as a separate “regulated investment company” under Subchapter M of the Internal Revenue Code and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required. To the extent that dividends from net investment income and distributions from net realized capital gains exceed amounts reported in the financial statements, such amounts are reported separately.

24	Causeway Emerging Markets Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

The Fund may be subject to taxes imposed by countries in which it invests in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Fund accrues such taxes when the related income is earned. Dividend and interest income is recorded net of non-U.S. taxes paid. Gains realized by the Fund on the sale of securities in certain countries are subject to non-U.S. taxes. The Fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities. For the six-months ended March 31, 2013, non-U.S. taxes paid on realized gains were $0 and non-U.S. taxes accrued on unrealized gains were $594,188.

The amounts of distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles in the United States of America. These book/tax differences are either temporary or permanent in nature. The character of distributions made during the year from net investment income or net realized gains, and the timing of distributions made during the year may differ from the year that the income or realized gains (losses) were recorded by the Fund. To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise.

The tax character of dividends and distributions declared during the fiscal years ended September 30, 2012, and September 30, 2011 were as follows (000):

	Ordinary Income	Long-Term Capital Gain	Total
2012	$1,099	$—	$1,099
2011	732	—	732

As of September 30, 2012, the components of accumulated losses on a tax basis were as follows (000):

Undistributed Ordinary Income	$3,258
Capital Loss Carryforwards	(8,528)
Unrealized Appreciation	6,668
Post October Losses	(4,944)

Total Accumulated Losses	$(3,546)

Post-October losses realized on securities and currency transactions from November 1, 2011 through September 30, 2012 that, in accordance with Federal income tax regulations, the Fund may elect to defer and treat as having arisen in the following fiscal year.

For Federal income tax purposes, capital loss carryforwards represent realized losses that the Fund may carryforward for a maximum period of eight years and apply against future net realized gains. The following summarizes the capital loss carryforwards as of September 30, 2012 (000):

Expiring in Fiscal Year	Amount
2017	$1,421
2018	7,068

Total capital loss carryforwards	$8,489

For the year ended September 30, 2012, the Fund did not use any capital loss carryforwards.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be used prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

Causeway Emerging Markets Fund	25

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

Losses carried forward under the new provisions are as follows:

	Short-Term Loss (000)	Long-Term Loss (000)	Total (000)
Causeway Emerging Markets Fund	$39	$—	$39

Additionally, post-enactment capital losses that are carried forward will retain their character as either short-

term or long-term capital losses rather than being considered all short-term as under previous law.

At March 31, 2013, the total cost of securities for Federal income tax purposes and the aggregate gross unrealized appreciation and depreciation on investment securities for the Fund were as follows (000):

Federal Tax Cost	Appreciated Securities	Depreciated Securities	Net Unrealized Appreciation
$161,820	$26,989	$(7,649)	$19,340

7.	Capital Shares Issued and Redeemed (000)

	Six-Month Period Ended March 31, 2013 (Unaudited)		Year Ended September 30, 2012 (Audited)
	Shares	Value	Shares	Value
Institutional Class
Shares Sold	2,729	$32,642	4,262	$43,967
Shares Issued in Reinvestment of Dividends and Distributions	219	2,605	89	865
Shares Redeemed	(597)	(7,129)	(884)	(9,689)

Increase in Shares Outstanding Derived from Institutional Class Transactions	2,351	28,118	3,467	35,143

Investor Class
Shares Sold	852	10,412	1,263	13,701
Shares Issued in Reinvestment of Dividends and Distributions	62	746	23	224
Shares Redeemed	(505)	(6,049)	(1,072)	(11,384)

Increase in Shares Outstanding Derived from Investor Class Transactions	409	5,109	214	2,541

Increase in Shares Outstanding from Capital Share Transactions	2,760	$33,227	3,681	$37,684

8.	Significant Shareholder Concentration

As of March 31, 2013, two of the Fund’s shareholders owned 67% of net assets in the Institutional Class and two of the Fund’s shareholders owned 84% of net assets in the Investor Class.

9.	New Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued a further update to the guidance “Balance Sheet – Disclosures about Offsetting Assets and Liabilities.” The amendments to this standard require an

26	Causeway Emerging Markets Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(concluded)

entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The amended guidance is effective for interim and annual reporting periods beginning after January 1, 2013. Management has evaluated the implications of this update and does not believe the adoption will have a material impact on the financial statements.

10.	Subsequent Events

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements.

Causeway Emerging Markets Fund	27

DISCLOSURE OF FUND EXPENSES (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. It is important for you to understand the impact of these costs on your investment returns.

Ongoing operating expenses are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates the Fund’s costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that the Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare the Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess the Fund’s comparative cost by comparing the hypothetical result for the Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT the Fund’s actual return — the account values shown may not apply to your specific investment.

28	Causeway Emerging Markets Fund

DISCLOSURE OF FUND EXPENSES (Unaudited)

(concluded)

	Beginning Account Value 10/01/12	Ending Account Value 3/31/13	Annualized Expense Ratios	Expenses Paid During Period*
Causeway Emerging Markets Fund

Actual Portfolio Return
Institutional Class	$1,000.00	$1,104.70	1.30%	$6.81

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,018.46	1.30%	$6.54

Actual Portfolio Return
Investor Class	$1,000.00	$1,103.60	1.54%	$8.07

Hypothetical 5% Return
Investor Class	$1,000.00	$1,017.25	1.54%	$7.74

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Causeway Emerging Markets Fund	29

INVESTMENT ADVISER:

Causeway Capital Management LLC

11111 Santa Monica Boulevard

15th Floor

Los Angeles, CA 90025

DISTRIBUTOR:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

TO OBTAIN MORE INFORMATION:

Call 1-866-947-7000 or visit us online at www.causewayfunds.com

This material must be preceded or accompanied by a current prospectus.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-947-7000; and (ii) on the Commission’s website at http://www. sec.gov.

Item 2.	Code of Ethics.

Not applicable for semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

See Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the registrant’s procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Not applicable for semi-annual report.

(a)(2) Separate certifications for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Causeway Capital Management Trust

By	/s/ Turner Swan
Turner Swan, President

Date: June 7, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Turner Swan
Turner Swan, President

Date: June 7, 2013

By	/s/ Michael Lawson
Michael Lawson, Treasurer

Date: June 7, 2013